UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K


                     REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report MARCH 18, 2003




                              MEGADATA CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


             NEW YORK                                        11-2208938
             --------                                        ----------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)


        47 ARCH STREET, GREENWICH, CONNECTICUT                   06830
        --------------------------------------                   -----
        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code:  (203) 629-8757
                                                           -------------------








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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 14, 2003, Delon Dotson, President, Chief Technology Officer and Director of Megadata Corporation (the "Company"), resigned all of his positions with the Company effective immediately. Prior to his resignation, Mr. Dotson was included in the Company's proxy statement as a nominee for election to the board of directors at the Company's annual meeting of shareholders to be held April 14, 2003. The Board of Directors does not intend to propose an alternate nominee. The letter agreement, dated September 5, 2002, between Mr. Dotson and the Company was terminated effective upon Mr. Dotson's resignation.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)        Not applicable
     (b)        Not applicable
     (c)        Not applicable






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                   MEGADATA CORPORATION


DATED:  MARCH 18, 2003                              By: /s/ Louis J. Petrucelly
                                                    ---------------------------
                                                        Louis J. Petrucelly
                                                        Chief Financial Officer



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